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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A
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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: October 24, 2000

                           MANHATTAN ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

            GEORGIA                     0-23999               58-2373424
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                 Identification Number)

           2300 WINDY RIDGE PARKWAY, SUITE 700, ATLANTA, GEORGIA 30339 (Address, Including Zip Code, of Principal Executive Offices)

                                 (770) 955-7070
              (Registrant's Telephone Number, Including Area Code)

THIS FORM 8-K/A AMENDS REGISTRANT'S PREVIOUSLY FILED FORM 8-K, WHICH WAS DATED AND FILED ON OCTOBER 7, 2000. THIS DOCUMENT INCLUDES THE FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION THAT HAD BEEN OMITTED FROM THE PREVIOUSLY FILED FORM 8-K AS PERMITTED BY ITEM 7(A)(4) OF FORM 8-K.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The following audited consolidated financial statements for Intrepa, L.L.C. and its subsidiary are attached hereto as Exhibit 99.1:

                  Report of Independent Public Accountants
                  Consolidated Balance Sheet as of September 30, 2000 Consolidated Statement of Operations for the nine months ended
                   September 30, 2000
                  Consolidated Statement of Members' Capital for the nine months ended September 30, 2000
                  Consolidated Statement of Cash Flows for the nine months ended
                   September 30, 2000
                  Notes to Consolidated Financial Statements

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma combined financial statements for Manhattan Associates, Inc. are attached hereto as Exhibit 99.2:

                  Unaudited Combined Balance Sheet as of September 30, 2000 Unaudited Combined Statement of Operations for the nine months ended September 30, 2000
                  Notes to Unaudited Pro Forma Financial Information

         (C)      EXHIBITS.

                  The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

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
         *2 Asset Purchase Agreement, dated October 23, 2000, by and among Manhattan Associates, Inc. and Intrepa, L.L.C.

         23.1 Consent of Arthur Andersen LLP with respect to financial statements

         *27      Financial Data Schedule

         99.1     Financial Statements of Business Acquired

         99.2     Pro Forma Financial Information
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* Previously filed


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MANHATTAN ASSOCIATES, INC.


                                    By: /s/ Thomas Williams
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                                       Thomas Williams, Senior Vice President,
                                        Chief Financial Officer and Treasurer

Dated: January 8, 2001


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